SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 _______________________ FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 4, 2008

SINGLE TOUCH SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Delaware	33-73004	13-4122844

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2235 Encinitas Blvd, Suite 210
Encinitas, California		92024

(Address of principal executive offices)		(Zip Code)

(760) 438-0100

(Registrant’s telephone number, including area code)

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

{00099571.1 \ 0614-006}

Section 4 - Matters Related to Accountants and Financial Statements Item 4.01. Change in Registrant’s Certifying Accountant.

Dismissal of Independent Accountants

Effective as of November 4, 2008 (the “Effective Date”), Raich, Ende, Malter & Co. LLP

(“REM”) was dismissed as the independent registered public accounting firm of Single Touch

Systems, Inc. hereinafter, the “Registrant”.

REM’s report on the Registrant’s financial statements for the past two (2) fiscal years, as well as the subsequent interim period through the Effective Date, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles.

The dismissal of the independent registered public accountants was approved by the Registrant’s Board of Directors effective as of the Effective Date.

During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through the Effective Date, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through the Effective Date, REM did not advise the Registrant of any of the matters identified in Item 304(a)(1)(v)(A) - (D) of Regulation S-K.

The Registrant has requested REM to furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of the letter is attached hereto as Exhibit 16.1.

Appointment of New Independent Accountants

Effective as of the Effective Date, the Board of Directors of the Registrant approved the engagement of Weaver & Martin, LLC (“W&M”) as its independent registered public accounting firm to audit the Registrant’s financial statements. The Registrant did not consult W&M on any matters described in Item 304(a)(2) of Regulation S-K during the Registrant’s two (2) most recent fiscal years or any subsequent interim period prior to engaging W&M.

Section 5 – Corporate Governance and Management Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change of our subsidiary, Single Touch Interactive, Inc. Fiscal Year End

Single Touch Systems, Inc., shall retain its current fiscal year of September 30 and will file its next periodic report for the year ended September 30, 2008 on Form 10-K.

The fiscal year of our wholly owned subsidiary, Single Touch Interactive, Inc. was changed to September 30 to match our current fiscal year. The board of directors had been advised that this change was one of two options required to synchronize the two entities for proper financial reporting. This change was approved by the board of Single Touch Interactive, Inc. on November 4, 2008 and is effective for the period ended September 30, 2008

Section 9 – Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits
Exhibits
Single Touch Systems, Inc. includes herewith the following exhibits:
16.1 Auditor Letter – RE: Single Touch Systems, Inc. - Raich, Ende, Malter & Co.
LLP - November 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINGLE TOUCH SYSTEMS INC.

	By:	s\ Anthony Macaluso

	Name:	Anthony Macaluso
Title: President
Dated: November 6, 2008